Exhibit 10.44

                            INTERCREDITOR AGREEMENT

         THIS AGREEMENT is made and entered into as of this 10th day of September, 1997, by, between and among Berthel Fisher & Company Leasing, Inc., an Iowa corporation ("Subordinated Lender") as the subordinate lender, and Pacific Capital, L.P., a Delaware limited partnership ("Pacific Capital") and Equitas, L.P., a Delaware limited partnership ("Equitas") as the senior lenders. Pacific Capital and Equitas together with their respective successors and assigns are herein collectively referred to as the "Senior Lenders".

                                    RECITALS

         A. Senior Lenders have previously entered into a Note Purchase Agreement dated as of May 30, 1997 among HLM Design, Inc., a Delaware corporation ("Borrower"), Hansen Lind Meyer Inc., an Iowa corporation as guarantor (the "Guarantor") and the Senior Lenders (said Note Purchase Agreement, together with any amendments hereafter made thereto, being referred to collectively as the "Senior Loan Agreement") pursuant to which the Senior Lenders agreed to extend certain credit to Borrower as set forth in said Senior Loan Agreement (the "Senior Loan"). The obligations of Borrower to Senior Lenders are guaranteed by the Guarantor and the contingent personal guaranties of Joseph M. Harris and Vernon B. Brannon pursuant to guaranty agreements of even date therewith.

         B. The obligation of Borrower to pay the Senior Loan, with interest therein, is evidenced by that certain Promissory Note dated May 30, 1997 in the original principal amount of $1,200,000 made payable to Pacific Capital (the "Pacific Capital Note"), and that certain Promissory Note dated May 30, 1997 in the original principal amount of $800,000 made payable to Equitas (the "Equitas Note") (the Pacific Capital Note and the Equitas Note, together with all extensions, renewals, modifications and assignments thereof, are hereinafter collectively referred to as the "Senior Notes" and each individually is referred to as a "Senior Note").

         C. The amounts now or hereafter owed under the Senior Loan Agreement and the Senior Notes, including without limitation principal, interest (that accrues before and after any petition under any chapter of the Bankruptcy Code or any other law affecting creditor's rights), bank fees, reasonable costs of collection and attorneys fees incurred in connection therewith, and reasonable amounts expended to preserve, protect, maintain or resell the collateral, are collectively referred to as the "Senior Debt".

         D. The obligations of Borrower to Senior Lenders are secured by liens on and security interests in the collateral described in the Senior Loan Agreement (the "Senior Collateral").

         E. Subordinated Lender has entered into two Note and Security Agreements, dated as of September 10, 1997, and September 16, 1997, respectively, by, between and among Borrower, Subordinated Lender, Guarantor and the Personal Guarantors (said Note and Security Agreements, together with any amendments, extensions, modifications or renewals hereinafter


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made thereto, being referred to herein collectively as the "Subordinated Loan
Agreements" and sometimes as the "Subordinate Notes") pursuant to which Subordinated Lender has agreed to make two subordinated term loans to Borrower in the original principal amounts of $500,000 and $250,000, respectively (collectively, the "Subordinated Loan"). The obligations of Borrower to Subordinated Lender are guaranteed by the Guarantor and the personal guaranties of Joseph M. Harris, Vernon B. Brannon, and William J. Blalock (Mr. Harris, Mr. Brannon and Mr. Blalock being collectively referred to herein as the "Personal Guarantors").

         F. The obligations of Borrower and Guarantor to Subordinated Lender are secured by certain collateral referenced in the Subordinated Loan Agreements and the financing statements filed in connection therewith (the "Subordinated Collateral").

         G. Senior Lenders and Subordinated Lender desire to confirm as among themselves, the rights and priorities with respect to certain matters arising in connection with the Senior Loan Agreement and the Subordinated Loan Agreements which are of mutual importance to them, without affecting their respective rights against Borrower, the Guarantor and the Personal Guarantors under those agreements and the other agreements, instruments, and other writings executed and delivered in connection therewith, all as more fully set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, Senior Lenders and Subordinated Lender, intending to be legally bound hereby, agree as follows:

         1. Priorities Regarding Collateral. Notwithstanding anything to the contrary contained in or arising from any note, agreement, instrument or document now or hereafter executed and delivered by Senior Lenders, Subordinated Lender, Borrower, Guarantor or any of the Personal Guarantors in connection with the Senior Loan or the Subordinated Loan, including without limitation the terms and conditions of any promissory note, security agreement, guaranty agreement or mortgage executed and delivered by Borrower, Guarantor or any of the Personal Guarantors to the Senior Lenders or Subordinated Lender, or any instrument or document executed and delivered in connection therewith, or otherwise, any prior perfection of a security interest, mortgage, deed of trust, lien, or the provisions of the Uniform Commercial Code, or other law of any jurisdiction which is applicable, or the existence of any present or future filing of financing statements under the Uniform Commercial Code, or other law of any jurisdiction which is applicable, or other filings or recordings under any other law of any jurisdiction which is applicable or in which such filing or recording has been made:

                  (a) the priorities of the liens and security interests of the Senior Lenders in the Senior Collateral (including proceeds of casualty and title insurance) securing the Senior Debt, shall be senior and prior to any liens and security interests of Subordinated Lender at any time obtained on such collateral, and the liens and security interests of Subordinated Lender at any time obtained in such Senior Collateral shall be junior liens and security interests subject to the liens and security interests of the Senior Lenders.

                  (b) in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement or other similar proceedings in connection therewith, relative to Borrower, Guarantor or any Personal Guarantor, or to their property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of


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Borrower, Guarantor or any Personal Guarantor, whether or not involving insolvency or bankruptcy, (i) the Senior Lenders shall be entitled to receive payment in full of the Senior Debt before Subordinated Lender shall be entitled to receive any payment on the Subordinated Notes, and to that end the Senior Lenders shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Notes and (ii) after all the Senior Debt has been paid in full, Subordinated Lender shall be entitled to receive full payment on the Subordinated Notes. Subordinated Lender hereby irrevocably authorizes and empowers any Senior Lender to file claims in the Senior Lender's own name or names or naming and claiming through the Subordinated Lender, as may be necessary or advisable for the enforcement of this agreement in any bankruptcy, receivership, liquidation, insolvency or winding up of Borrower, Guarantor, or any Personal Guarantor and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Notes until the Senior Debt has been paid in full. Senior Lenders will provide Subordinate Lender with copies of any documents filed naming and claiming through the Subordinated Lender. Subordinated Lender shall retain the right to vote and otherwise act in any such proceeding, including without limitation, the right to file claims in its own behalf, and to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension.

         2. Payments on Subordinated Notes. The indebtedness under the Subordinated Notes is hereby made subordinate, junior and subject to the prior payment in full in cash of all Senior Debt in accordance with the terms of this Agreement. Until the Senior Debt has been paid in full, Borrower, Guarantor and the Personal Guarantors shall not, directly or indirectly, make any payment of any kind, of principal, interest or otherwise, on or on account of the Subordinate Notes, and the Subordinated Lender shall not accept from Borrower, Guarantor or the Personal Guarantors, any such payment. Notwithstanding the immediately preceding sentence, any regularly scheduled payment of accrued interest and/or principal required under the Subordinated Notes as in effect on the date hereof made by Borrower, Guarantor or any Personal Guarantor to Subordinated Lender prior to the receipt by Subordinated Lender of a Senior Default Notice under Paragraph 3, shall be for the benefit and account of Subordinated Lender ("Permitted Payment"). In connection with the foregoing, no prepayments of interest and/or principal under the Subordinated Notes shall be permitted without the prior written consent of the Senior Lenders. Any payment received by Subordinated Lender which is not a Permitted Payment or if any such payment is made to Subordinated Lender after receipt of a Senior Default Notice, such payment(s) shall be held by Subordinated Lender in trust for the benefit of Senior Lenders and promptly forwarded to Senior Lenders for application to the Senior Debt. Upon receipt of a notice of waiver or cure under Paragraph 3 by the Subordinated Lender from the Senior Lenders, Subordinated Lender may retain any Permitted Payments received after the receipt of the notice of waiver or cure.

         3. Senior Default Notice and Payment Blockage. Upon the occurrence and continuance of any Event of Default (under and as defined in the Senior Loan Agreement), and upon a declaration of an Event of Default by any one of the Senior Lenders with written notice specifying the nature thereof (the "Senior Default Notice") to the Subordinated Lender, then unless and until said Event of Default shall be cured or waived to the sole satisfaction of the Senior Lenders, with written notice of such waiver or cure to be given to the Subordinated


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Lender (i) Senior Lenders shall be entitled to thereafter receive payment in full of all Senior Debt before Subordinated Lender shall be entitled to receive any payment on account of principal or interest or otherwise upon the Subordinated Notes and (ii) after all Senior Debt has been paid in full, Subordinated Lender shall be entitled to receive full payment on the Subordinated Notes.

         4. Additional Provisions Regarding Collateral and Payments. Under the terms and conditions of this Agreement:

                  (a) If Subordinated Lender shall receive any payment or distribution out of any of the assets of Borrower, Guarantor or any of the Personal Guarantors, whether or not arising out of or as a result of any event described in Paragraph 3 of this Agreement, and such payment or distribution is not in accordance with the provisions of this Agreement, then Subordinated Lender shall hold such payment or distribution in trust as trustee of an express trust, for the benefit of the Senior Lenders, shall not commingle such payment or distribution with its other assets, and shall promptly take all action necessary to cause such payment or distribution to be allocated or paid in accordance with this Agreement.

                  (b) With respect to the collection of any proceeds of any policy of insurance covering any collateral, or any part thereof, the proceeds of which are assigned to Senior Lenders and/or Subordinated Lender as additional collateral to secure the obligations of Borrower, Guarantor and the Personal Guarantors under the Senior Notes or the Subordinated Notes, the Senior Lenders and Subordinated Lender shall join in any instructions to the insurance companies involved so that the proceeds of such insurance shall be payable in full to Senior Lenders and then, to the extent of any excess, to Subordinated Lender.

         5.       Senior Loan Agreement: Default and Acceleration Notices.

                  (a) When Senior Lenders give Subordinated Lender, as provided in Paragraph 3 hereof, a Senior Default Notice, Subordinated Lender shall have the right, but not the obligation, to undertake to cure such an Event of Default. If Subordinated Lender determines to undertake to cure such Event of Default, it will so notify Senior Lenders within ten (10) Business Days after receipt of Senior Lenders' notice or it will be deemed to have waived this right. Senior Lenders may exercise any and all remedies available to them consistent with the provisions of this Agreement while Subordinated Lender is considering whether to cure such Event of Default. If Subordinated Lender elects to cure such Event of Default, Subordinated Lender must cure within twenty (20) Business Days of the receipt of such notice such Event of Default as it exists on the date of cure and not on the date of the Senior Default Notice delivered to Subordinated Lender; provided, however, Subordinated Lender shall have no obligation to then cure any other Event of Default not stated in the Senior Default Notice.

                  (b) Upon any acceleration of the Senior Debt, a written notice of acceleration (the "Senior Acceleration Notice") shall be given by the Senior Lenders to Subordinated Lender within five (5) Business Days (a Business Day for the purposes of this Agreement being a day which national banks located in Nashville, Tennessee are open for business) of such acceleration or concurrently with the giving of notice of acceleration to Borrower, whichever first occurs. The Senior Lenders shall be entitled to send out Senior Default Notices and Senior Acceleration Notices simultaneously, and the Subordinated Lender hereby acknowledges this right.


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         6.       Default Under Subordinated Loan Agreement: Standstill Periods.

                  (a) Subordinated Lender hereby agrees with the Senior Lenders not to declare an Event of Default, accelerate the Subordinated Notes, or pursue any remedies available under the Subordinated Loan Agreements or other financing agreements, if any, related thereto so long as the Senior Debt is outstanding, except as hereinafter provided. Concurrently with declaring an event of default and/or accelerating the Subordinated Notes and prior to pursuing any other remedies, Subordinated Lender shall immediately give Senior Lenders written notice of the occurrence of a Default under the Subordinated Loan Agreements specifying the nature of such default. During the "Standstill Period" as defined below, the Subordinated Lender shall not pursue any remedy available to it (including without limitation, foreclosing on any collateral) upon the occurrence of such default, said Standstill Period to begin on the date such notice is given by Subordinated Lender to Senior Lenders. At the expiration of said Standstill Period, if the default is still in effect, Subordinated Lender may exercise such remedies and take such actions as it deems advisable, subject to the other provisions contained herein. The Standstill Period shall be the following:

                           (i)      in the case of a voluntary bankruptcy
proceeding instituted by Borrower, Guarantor or any Personal Guarantor or an involuntary bankruptcy proceeding instituted against Borrower, Guarantor or any Personal Guarantor that is not dismissed within sixty (60) days of filing, there shall be not Standstill Period and if a Standstill Period is otherwise in effect the same shall cease immediately;

                           (ii)     in the case of a default in the payment of
any amount required to be paid under the Subordinated Loan Agreements and the continuation of such default for ten (10) days, the Standstill Period shall be one hundred twenty (120) days commencing on the date of Subordinated Lender's notice to Senior Lenders as provided in this Paragraph 6(a) or the Senior Default Notice to Subordinated Lender as provided in Paragraph 5 hereof, whichever first occurs;

                           (iii) in the case of any other default, the
Standstill Period shall be one hundred twenty (120) days following the occurrence of such default and Senior Lenders' notice thereof as provided herein.

                  (b) Upon the declaration of a default (under and as defined in the Subordinated Loan Agreements), Subordinated Lender shall immediately give written notice to the Senior Lenders of such Default specifying the nature thereof. The Senior Lenders shall have the right, but not the obligation, to undertake to cure such Default. If the Senior Lenders determine to undertake to cure such Default, they will notify Subordinated Lender within ten (10) Business Days after receipt of Subordinated Lender's Notice or they will be deemed to have waived this right. If Senior Lenders elect to cure such default, Senior Lenders must cure within twenty (20) Business Days of the receipt of such notice such default as it exists on the date of cure and not on the date of the notice of default delivered to Senior Lenders; provided, however, Senior Lenders shall have no obligation to then cure any other default not stated in the notice of default.


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         7. Subordinated Notes Owed Only to Subordinated Lender. Subordinated
Lender warrants and represents that it has not previously assigned any interest in the Subordinated Notes and that no party other than Subordinated Lender owns an interest in the Subordinated Notes. Notwithstanding the foregoing, Subordinated Lender shall have the right to assign or transfer all or any part of its interest in the Subordinated Notes or sell or participate all or any part of the Subordinated Loan; provided, that any assignee of the Subordinated Notes assumes the obligations of the Subordinated Lender under this Agreement. The attempted assignment of the Subordinated Notes to a party who does not assume the obligations hereunder shall be void.

         8. Legend on Subordinated Notes. Subordinated Lender agrees that as long as this Agreement, and/or any amendment, modification, substitution or replacement thereof, is in effect, the Subordinated Notes shall bear the following legend:

PURSUANT TO THE TERMS OF THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF SEPTEMBER 10, 1997, BY AND BETWEEN SUBORDINATED LENDER AND SENIOR LENDERS (EACH AS DEFINED IN THE INTERCREDITOR AGREEMENT), THE PAYMENT OF THIS NOTE IS SUBORDINATE TO THE PAYMENT OF CLAIMS ON THE PART OF SENIOR LENDERS AGAINST HLM DESIGN, INC., HANSEN LIND MEYER INC., JOSEPH M. HARRIS, VERNON B. BRANNON AND WILLIAM J. BLALOCK TO THE EXTENT SET FORTH IN SUCH INTERCREDITOR AGREEMENT.

         9. Subordinated Loan Agreement Provisions. The Subordinated Lender agrees that it will not now or in the future include any provision in any agreement between the Borrower and Subordinated Lender that requires the consent of the Subordinated Lender to any renewal, extension, or modification of any agreement between the Borrower and the Senior Lenders. The Subordinated Lender further agrees that is shall not amend, modify, renew or extend the Subordinated Loan Agreements or related transaction documents without the prior consent of the Senior Lenders.

         10. Subordinated Lender's Sale-Leaseback Arrangement with Guarantor. For purposes of this Agreement, Senior Lenders acknowledge and agree that the indebtedness of Borrower, Guarantor and the Personal Guarantors arising under the Subordinated Loan Agreements and related transaction documents does not include any indebtedness of obligations of Guarantor under that certain sale-leaseback arrangement between Subordinated Lender and Guarantor pursuant to that certain Lease Agreement between Subordinated Lender and Guarantor dated May 29, 1997.

         11.      Miscellaneous.

                  (a) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given when actually delivered, if personally delivered, or when mailed, if mailed by registered or certified mail, return receipt requested, to the following addresses or to such other address as either party may subsequently designated in writing:


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                  As to Subordinated Lender:

                  Berthel Fisher & Company Leasing, Inc.
                  100 Second Street SE
                  Cedar Rapids, Iowa 52401

                  As to Senior Lenders:

                  Pacific Capital, L.P.
                  Suite 1070
                  3100 West End Avenue
                  Nashville, Tennessee 37203
                  Attention: Clay R. Caroland III

                  Equitas, L.P.
                  2000 Glen Echo Road
                  Suite 101
                  Nashville, Tennessee 37215
                  Attention: Shannon LeRoy

                  With a copy to:

                  Boult, Cummings, Conners & Berry, PLC
                  414 Union Street

                  Suite 1600
                  Nashville, Tennessee 37219
                  Attention: John W. Titus

                  (b) Governing Law and Jurisdiction. This Agreement shall be deemed to be a contract under the laws of the State of Tennessee and for all purposes shall be governed by and construed and enforced in accordance with the laws of such State.

                  (c) Prior Understandings. this Agreement supersedes all prior understandings and agreements, whether written or oral, among the parties relating to the subject matter hereof.

                  (d) Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (e) Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction such provision will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

                  (f) Section Headings. The section headings in this Agreement are for convenience only and do not limit, define or construe the contents of the sections.


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                  (g) Rights of Third Parties. This Agreement is intended to establish the relative priorities among Senior Lenders and Subordinated Lender and shall not be deemed to create any rights or priorities in any other Person, including, without limitation, Borrower, Guarantor or any Personal Guarantor or any party claiming by, through or under them.

                  (h) Liabilities of Parties to One Another. Except as provided herein for breach of contract, neither Subordinated Lender nor Senior Lenders shall have any liability to one another except for gross negligence or willful misconduct.

                  (i) Amendments and Waivers. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a writing signed by all of the parties hereto.

                  (j) Injunctive Relief. Each party hereto acknowledges that the breach by it of any of the provisions of this Agreement is likely to cause irreparable damage to the other parties. Therefore, the relief to which any party shall be entitled in the event of any such breach or threatened breach shall include, but not be limited to, a mandatory injunction for specific performance, judicial relief to prevent a violation of any of the provisions of this Agreement, damages and any other relief to which it may be entitled at law or in equity.


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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Intercreditor Agreement to be executed by its duly authorized officer on the day and year first above written.

                                   SENIOR LENDERS:

                                   PACIFIC CAPITAL, L.P.

                                        By: Pacific Capital Corporation
                                        Its: General Partner

                                        By: /s/ Clay R. Caroland
                                            ------------------------------------
                                        Title: President
                                               ---------------------------------

                                   EQUITAS, L.P.

                                        By: Tennessee Business Investments, Inc.
                                        Its: General Partner

                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                   SUBORDINATED LENDER:

                                   BERTHEL FISHER & COMPANY LEASING, INC.

                                   By: /s/ Nancy L. Lowenberg
                                       -----------------------------------------
                                   Title: Vice President & COO
                                          --------------------------------------

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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Intercreditor Agreement to be executed by its duly authorized officer on the day and year first above written.

                                   SENIOR LENDERS:

                                   PACIFIC CAPITAL, L.P.

                                        By: Pacific Capital Corporation
                                        Its: General Partner

                                        By: /s/ Illegible Signature
                                            ------------------------------------
                                        Title: Vice Chairman
                                               ---------------------------------

                                   EQUITAS, L.P.

                                        By: Tennessee Business Investments, Inc.
                                        Its: General Partner

                                        By: /s/ Shannon LeRoy
                                            ------------------------------------
                                        Title: President
                                               ---------------------------------

                                   SUBORDINATED LENDER:

                                   BERTHEL FISHER & COMPANY LEASING, INC.

                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------

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                                    JOINDER

         Borrower, Guarantor and each of the Personal Guarantors, hereby join in the execution of this Intercreditor Agreement by and between Berthel Fisher & Company Leasing, Inc., Pacific Capital, L.P., and Equitas, L.P., for the purpose of consenting and agreeing to all of the terms and provisions hereof, but this Intercreditor Agreement shall not create any rights in Borrower, Guarantor or any of the Personal Guarantors respecting the matters and transactions which are the subject hereof.

                                                     BORROWER:

                                                     HLM DESIGN, INC.

                                                     BY: /s/ Vernon B. Brannon
                                                         -----------------------
                                                     TITLE: Sr. Vice President
                                                            --------------------

                                                     GUARANTOR:

                                                     HANSEN LIND MEYER INC.

                                                     BY: /s/ Vernon B. Brannon
                                                         -----------------------
                                                     TITLE: Sr. Vice President
                                                            --------------------

                                                     PERSONAL GUARANTORS:

                                                     /s/ Joseph Harris
                                                     ---------------------------
                                                     Joseph M. Harris

                                                     /s/ Vernon B. Brannon
                                                     ---------------------------
                                                     Vernon B. Brannon

                                                     /s/ William Blalock
                                                     ---------------------------
                                                     William J. Blalock


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